Your Vote Counts

PLYMOUTH INDUSTRIAL REIT, INC.

2025 Annual Meeting

Vote by June 11, 202 5

11:59 PM ET

You invested in PLYMOUTH INDUSTRIAL REIT, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 12, 2025.

Get informed before you vote

View the Annual Report, Notice & Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 29, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com

Control # XXXX XXXX XXX XXXX

Smartphone users

Point your camera here and vote without entering a control number

Vote in Person at the Meeting*

June 12, 2025

12 :00 PM EDT

20 Custom House Street
Boston, MA 02110

*If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com Control # XXXX XXXX XXXX XXXX

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

PLYMOUTH INDUSTRIAL REIT, INC.

2025 Annual Meeting

Vote by June 11, 2025

11:59 PM ET

Voting Items				Board Recommends
1.	Election of Directors			☑ For
Nominees:
	01 Philip S. Cottone	04 John W. Guinee	07 Pendleton P. White, Jr
	02 Richard J. DeAgazio	05 Caitlin Murphy	08 Jeffrey E. Witherell
	03 David G. Gaw	06 Robert 0. Stephenson
2.	Advisory vote regarding the approval of compensation paid to our executive officers.			☑ For
3.	Advisory vote on the frequency of future advisory votes on executive compensation.			1 Year
4.	Approval of the Fourth Amended and Restated 2014 Incentive Award Plan.			☑ For
5.	Ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accountants for 2025.			☑ For
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Voting Items Board Recommends 1. Election of Directors [X] For Nominees: 01 Philip S. Cottone 04 John W. Guinee 07 Pendleton P. White, Jr 02 Richard J. DeAgazio 05 Caitlin Murphy 08 Jeffrey E. Witherell 03 David G. Gaw 06 Robert 0. Stephenson 2. Advisory vote regarding the approval of compensation paid to our executive officers. [X] For 3. Advisory vote on the frequency of future advisory votes on executive compensation. 1 Year 4. Approval of the Fourth Amended and Restated 2014 Incentive Award Plan. [X] For 5. Ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accountants for 2025. [X] For NOTE: Such other business as may properly come before the meeting or any adjournment thereof.